Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” and to the use of our report dated April 19, 2013 for Jefferson National Life Annuity Account E in the Registration Statement on Form N-4 (No. 033-74092 and 811-08288) and the related Prospectus of Jefferson National Life Annuity Account E dated May 1, 2013.

We also consent to the use of our report on Jefferson National Life Insurance Company dated March 30, 2013 included in this Registration Statement. Such report expresses our opinion that Jefferson National Life Insurance Company’s statutory-basis financial statements present fairly, in all material respects, the financial position of Jefferson National Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and cash flows for the years ended December 31, 2012, 2011, and 2010 in conformity with statutory accounting practices prescribed or permitted by the Texas State Insurance Department and not in conformity with accounting principles generally accepted in the United States.

/s/ BDO USA, LLP

New York, New York

April 19, 2013